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                                                                    Exhibit 99.1

    Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 20027

In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2002 (the "Report") by Overhill Corporation ("Registrant"), each of the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                            /s/ James Rudis
                                            -----------------------------------
                                             James Rudis
                                             Chief Executive Officer

                                            /s/ William E. Shatley
                                            -----------------------------------
                                             William E. Shatley
                                             Chief Financial Officer